                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                           ADOBE SYSTEMS INCORPORATED

                                345 PARK AVENUE

                        SAN JOSE, CALIFORNIA 95110-2704

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 9, 1997

TO THE SHAREHOLDERS OF ADOBE SYSTEMS INCORPORATED:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Adobe Systems Incorporated, a California corporation (the "Company"), will be held on April 9, 1997, at 1:30 p.m., local time, at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054.

        1. To elect four (4) Class II directors of the Company to serve for a two-year term.

        2. To approve the reincorporation of the Company in the State of Delaware in order to enable the Company to attract and retain highly qualified officers and directors, and to take advantage of the flexibility afforded by Delaware law to adopt measures designed to protect stockholders in the face of hostile takeover attempts.

        3. To approve an amendment to the Company's 1994 Stock Option Plan increasing by 5,600,000 the number of shares reserved for issuance under the Plan, and to further amend the Plan to decrease the option term from ten years to eight years.

        4. To approve the 1997 Employee Stock Purchase Plan. This plan is intended to immediately replace the 1988 Employee Stock Purchase Plan, which expires December 7, 1997, and increases the share reserve by 3,000,000 shares, from 4,000,000 shares to 7,000,000 shares.

        5. To ratify the appointment of KPMG Peat Marwick LLP as the independent public accountants of the Company for the fiscal year ending November 28, 1997.

        6. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on February 21, 1997 are entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Colleen M. Pouliot
                                          VICE PRESIDENT, GENERAL COUNSEL &
                                          SECRETARY

San Jose, California

February 27, 1997

IMPORTANT: PLEASE FILL-IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POST-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY

                           ADOBE SYSTEMS INCORPORATED
                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 9, 1997

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
INFORMATION CONCERNING SOLICITATION AND VOTING.............................................................           3
PROPOSAL ONE--ELECTION OF DIRECTORS........................................................................           4
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................................................           8
EXECUTIVE COMPENSATION AND OTHER INFORMATION...............................................................           9
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE.............................................................          15
DIRECTOR COMPENSATION......................................................................................          18
PERFORMANCE GRAPH..........................................................................................          19
PROPOSAL TWO--APPROVAL OF THE REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE......................          20
PROPOSAL THREE--APPROVAL OF AN INCREASE IN THE SHARE RESERVE UNDER THE 1994 STOCK OPTION PLAN..............          40
PROPOSAL FOUR--APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN...........................................          43
PROPOSAL FIVE--RATIFICATION OF APPOINTMENT OF AUDITORS.....................................................          46
OTHER BUSINESS.............................................................................................          46
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING...............................................          47

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           ADOBE SYSTEMS INCORPORATED

                            ------------------------

    The accompanying proxy is solicited by the Management of Adobe Systems Incorporated (the "Company") for use at its Annual Meeting of Shareholders to be
held on April 9, 1997, at [      ], [      ], California [      ] at 1:30 p.m.,
local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The principal executive offices of the Company are at 345 Park Avenue, P.O. Box 2704, San Jose, California 95110-2704. The Company's telephone number at that location is (408) 536-6000. The date of this Proxy Statement is February 27, 1997, the approximate date on which these proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended November 29, 1996, including financial statements, were first sent or given to shareholders entitled to vote at the meeting.

    This solicitation of proxies is made on behalf of the Management of the Company and the associated cost will be borne by the Company. The Company has engaged Georgeson & Company, Inc. ("Georgeson") to assist in the solicitation of proxies for the meeting. The Company will pay $9,000 in fees for Georgeson's services and will reimburse Georgeson for reasonable out-of-pocket expenses.

    In addition to solicitation by mail and by Georgeson, Management may use the services of its directors, officers and others to solicit proxies, personally or by telephone, telegram [or electronic mail]. No additional compensation will be paid to directors, officers or other regular employees for such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in so doing.

RECORD DATE, VOTING AND REVOCABILITY OF PROXIES

    The Company had outstanding on February 21, 1997, (the "Record Date")
[      ] shares of Common Stock, without par value, all of which are entitled to vote on all matters to be acted upon at the meeting. The Company's By-Laws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for transaction of business. Each shareholder is entitled to one vote for each share held on the Record Date. If no instructions are given on the executed Proxy, the Proxy will be voted for all nominees and in favor of all proposals described.

    For the election of directors, a plurality of the votes cast is required for approval if a quorum is present and voting. The affirmative vote of a majority of the outstanding shares of the Company's voting stock is required for the approval of the reincorporation (Proposal 2). The affirmative vote of a majority of shares present and voting at the meeting is required for approval of Proposals 3, 4, 5 and 6 being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing with the Secretary of the Company a written notice revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The Board has nominated Messrs. Warnock, Carter, Sedgewick and Spencer to serve as Class II directors of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the Proxies will be voted for the election of such other persons for the office of director as Management may recommend in the place of such nominee.

    THE BOARD RECOMMENDS VOTING "FOR" THE FOUR NOMINEES LISTED BELOW.

INFORMATION REGARDING NOMINEES

    The number of directors authorized by the Company's By-Laws is a range from six to eight, with the exact number to be fixed by the Board. The exact number is currently fixed at seven. The Company's By-Laws provide that the directors shall be divided into two classes, as nearly equal in number as reasonably possible, with the classes of directors serving for staggered, two-year terms. Vacancies on the Board not caused by removal may be filled by a majority of the directors then in office. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled, by the Board. All directors, including directors elected to fill vacancies, shall hold office until the expiration of the term for which elected and until their successors are elected and qualified, except in the case of death, resignation or removal of any director.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as Management may propose. Each person nominated for election has agreed to serve if elected and Management has no reason to believe that any nominee will be unable to serve.

    Each nominee for election to Class II director is currently a director of the Company who was previously elected by the shareholders. The four Class II directors to be elected at the 1997 Annual Meeting will hold office until the 1999 Annual Meeting and until their successors have been elected and qualified, or until such director's earlier death, resignation or removal.

    The following table sets forth the name and age of each nominee, and each director of the Company whose term of office continues after the Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as a director of the Company:

    NOMINEES FOR ELECTION AS CLASS II DIRECTORS FOR A TERM EXPIRING IN 1999:

                                                       PRINCIPAL OCCUPATION
             NAME                                   DURING THE PAST FIVE YEARS                           AGE        YEAR
------------------------------  -------------------------------------------------------------------      ---      ---------
John E. Warnock                 Dr. Warnock was a founder of the Company and has been its Chairman           56        1982
                                  of the Board since April 1989. He has been a director and Chief
                                  Executive Officer since 1982. From April 1978 until founding the
                                  Company, Dr. Warnock was Principal Scientist of the Imaging
                                  Sciences Laboratory at Xerox Corporation's Palo Alto Research
                                  Center. Dr. Warnock received a Ph.D. in electrical engineering from the University of Utah. Dr. Warnock is a director of Evans &
                                  Sutherland Computer Corporation, Netscape Communications
                                  Corporation, and Redbrick Systems.

Gene P. Carter                  Mr. Carter has been a director of the Company since August 1994,             62        1994
                                  and has been a private investor since 1984. Mr. Carter is a director of Chips & Technologies, Inc., Portable Energy Products,
                                  Inc., and is on the Board of Regents of the Milwaukee School of
                                  Engineering.

Robert Sedgewick                Dr. Sedgewick has been a director of the Company since January               50        1990
                                  1990. Since 1985, he has been a Professor of Computer Science at
                                  Princeton University, where he was the founding Chairman of the
                                  Department of Computer Science from 1985 to 1994. He is the author of a widely used series of textbooks on algorithms. Dr.
                                  Sedgewick holds a Ph.D. in computer science from Stanford
                                  University.

William J. Spencer              Dr. Spencer has been a director of the Company since October 1992.           66        1992
                                  Since October 1990, he has been President and Chief Executive
                                  Officer of SEMATECH. He was appointed Chairman of the Board of
                                  SEMATECH in August 1996. From May 1986 until October 1990, he was
                                  Group Vice President and Senior Technical Officer of Xerox
                                  Corporation. Dr. Spencer is a director of CNRI and SRI
                                  International.

                                 INCUMBENT CLASS I DIRECTORS FOR A TERM EXPIRING IN 1998:

                                                       PRINCIPAL OCCUPATION
             NAME                                   DURING THE PAST FIVE YEARS                           AGE        YEAR
------------------------------  -------------------------------------------------------------------      ---      ---------
Charles M. Geschke              Dr. Geschke was a founder of the Company and has been its President          57        1982
                                  since April 1989. He has been a director since 1982, and was
                                  Chief Operating Officer from December 1986 until July 1994. From
                                  October 1972 until founding the Company, Dr. Geschke was the
                                  Manager of the Imaging Sciences Laboratory at Xerox Corporation's
                                  Palo Alto Research Center. Dr. Geschke received a Ph.D. in computer science from Carnegie Mellon University.

William R. Hambrecht            Mr. Hambrecht has been a director of the Company since December              60        1982
                                  1982. He is Chairman of Hambrecht & Quist Group and its principal subsidiary, Hambrecht & Quist LLC. He has continuously served as an officer, director or principal of those entities or their predecessors since he and the late George Quist co-founded
                                  Hambrecht & Quist in 1968. He holds a B.A. degree from Princeton
                                  University.

Delbert W. Yocam                Mr. Yocam has been a director of the Company since February 1991.            53        1991
                                  He is Chairman of the Board and Chief Executive Officer of
                                  Borland International, Inc. Prior to joining Borland, Mr. Yocam was an independent consultant from November 1994 through November
                                  1996. From September 1992 until November 1994, he served as
                                  President, Chief Operating Officer and a director of Tektronix,
                                  Inc. Prior to joining Tektronix, Inc., Mr. Yocam was an
                                  independent consultant. He was employed by Apple Computer, Inc.
                                  from 1979 to 1989, serving as Executive Vice President and Chief
                                  Operating Officer from 1986 to 1988, and as President of Apple
                                  Pacific, a division of Apple Computer, Inc., from 1988 to 1989.
                                  Mr. Yocam is a director of Boomtown, Inc., Oracle Corporation,
                                  Raster Graphics, Inc., Xircom, Inc., and several privately-held technology companies.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1996, the Board of Directors held six meetings. The Board has an Audit Committee, an Executive Compensation Committee, an Investment Committee (all of the foregoing committees' members are non-employee directors), and an Employee Grant Committee. All directors attended at least 75% of the aggregate of the meetings of the Board and all committees of the Board of which they were members. The Company does not have a nominating committee nor any committee performing such functions.

    Messrs. Carter and Spencer served as members of the Audit Committee throughout fiscal 1996. Mr. Hambrecht served as an alternate member of the Audit Committee and attended one meeting in that capacity. The Audit Committee meets with the Company's independent auditors at least annually and reviews and approves (i) the scope of the audit performed by the Company's independent public accountants and (ii) the Company's accounting principles and internal accounting controls. The Audit Committee held one meeting during fiscal 1996.

    Messrs. Hambrecht, Sedgewick and Yocam served as members of the Executive Compensation Committee throughout fiscal 1996. The Executive Compensation Committee held four meetings during fiscal 1996. The responsibilities of the Executive Compensation Committee are set forth under "Report of the Executive Compensation Committee."

    Messrs. Carter, Sedgewick and Yocam served as members of the Investment Committee throughout fiscal 1996. The Investment Committee held three meetings and took action once by unanimous written consent during fiscal 1996. The Investment Committee evaluated the advisability of the Company investing in an outside-managed venture capital fund focused on startup companies in businesses strategically related to the Company's markets and technology and continues to monitor the performance of the fund.

    Messrs. Warnock and Geschke served as members of the Employee Grant Committee throughout fiscal 1996. The Employee Grant Committee (which reviews and approves grants of options and restricted stock to non-officer employees under the Company's 1994 Stock Option Plan and the 1994 Performance and Restricted Stock Plan, respectively) acted forty-three times by written consent during fiscal 1996.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    As of January 28, 1997, there was outstanding [      ] shares of the
Company's Common Stock. Except as set forth in the footnotes to the table, the following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of January 28, 1997: (a) by each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) the Chief Executive Officer of the Company; (c) each of the four other most highly compensated executive officers of the Company (and two former executive officers); (d) by each director of the Company; and (e) by all executive officers and directors of the Company as a group.

                                                                         AMOUNT AND NATURE OF       PERCENT OF COMMON
NAME                                                                  BENEFICIAL OWNERSHIP(1) (2)   STOCK OUTSTANDING
--------------------------------------------------------------------  ---------------------------  -------------------
Capital Research & Management Company(3) ...........................                 --                       --%
 c/o Capital Group Companies, Inc.
 333 South Hope Street
 52nd floor
 Los Angeles, CA 9007
John E. Warnock(6)..................................................
Charles M. Geschke(7)...............................................
David B. Pratt(8)...................................................
Derek Gray(9).......................................................
Robert Roblin(10)...................................................
Stephen A. MacDonald(11)............................................  [footnote former officer]
M. Bruce Nakao(12)..................................................               [footnote former officer]
William R. Hambrecht(13)............................................
Robert Sedgewick(14)................................................
William J. Spencer(15)..............................................
Delbert W. Yocam(16)................................................
Gene P. Carter(17)..................................................
All directors and executive officers as a group (16 persons)(18)....

------------------------

*   Less than 1%.

(1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) As to any shares issuable upon exercise of outstanding options identified in the footnotes to this table, those shares exercisable on January 28, 1997 or within 60 days thereafter are included.

(3) Of the shares attributed to Capital Research & Management Company, it has
    sole voting power for       shares; shared dispositive power for
          shares; and shared voting power for       shares. This information was
    provided to the Company pursuant to Schedule 13G and is current as of December 31, 1996.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides information concerning the compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, as well as two former executive officers of the Company who left the Company during fiscal 1996 (the "Named Executive Officers"), for the fiscal years ended November 25, 1994, December 1, 1995, and November 29, 1996:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION AWARDS
                                                                         ---------------------------------
                                                 ANNUAL COMPENSATION       RESTRICTED        SECURITIES
                                              -------------------------       STOCK          UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY ($)   BONUS ($)(1)  AWARD(S) ($)(2)  OPTION/SARS (#)   COMPENSATION ($)(3)
---------------------------------  ---------  -----------  ------------  ---------------  ----------------  -------------------
John E. Warnock .................       1996     428,592       209,519         -0-               27,800             26,335
  Chairman of the Board and Chief       1995     375,014       293,308         -0-               42,000             44,572
  Executive Officer                     1994     318,762       268,069         -0-              100,000             45,754

Charles M. Geschke ..............       1996     428,592       209,519         -0-               27,800             26,765
  President and Director                1995     375,014       293,308         -0-               42,000             45,530
                                        1994     318,762       268,069         -0-              100,000             46,841

David B. Pratt ..................       1996     301,637       119,067         -0-               11,040             24,756
  Executive Vice President and          1995     271,010       168,272       107,500             25,000             44,797
  Chief Operating Officer               1994     239,209       160,264         -0-               50,000             43,733

Derek J. Gray ...................       1996     249,609        78,316         -0-             11,040               64,831
  Senior Vice President and             1995     214,328       122,385      [      ]          [      ]              62,618
  General Manager, Adobe Systems        1994     204,295        42,831      [      ]          [      ]              49,183
  Europe(4)

Robert A. Roblin(5) .............       1996      94,619         8,719         -0-               27,500                710
  Senior Vice President,
  Marketing

Stephen A. MacDonald(6) .........       1996     125,682        44,264         -0-              -0-                  9,651
  Former Senior Vice President          1995     271,010       168,272       107,500           25,000               37,887
  and Chief Operating Officer           1994     251,010       169,425         -0-             50,000               37,532

M. Bruce Nakao(7) ...............       1996     175,812        53,834         -0-              -0-                 13,624
  Former Senior Vice President,         1995     237,009       121,873       107,500           18,000               38,639
  Finance and Administration,           1994     218,021       121,215         -0-             44,000               37,797
  Chief Financial Officer

------------------------

(1) Some of the amounts shown in this column reflect payments under the Company's Profit Sharing Plan in which all employees of the Company participate.

(2) For the Named Executive Officers, the aggregate number of restricted stock holdings at the end of fiscal 1996 was 6,000 shares; the closing price of the Company's Common Stock at November 29, 1996, the fiscal year-end, was $39.50/share for an aggregate value of $237,000.00. For the Named Executive Officers, there was a total of 6,000 restricted shares awarded. All awards were granted on May 10, 1995 and fully vested on September 1, 1995.

(3) The amounts disclosed in this column for fiscal 1996 include payment by the Company on behalf of the Named Executive Officers as follows:

        (a) Life insurance premiums in the following amounts: Dr. Warnock,
    $[      ]; Dr. Geschke, $[      ]; Mr. Pratt, $[      ]; Mr. Nakao,
    $[      ]; and Mr. MacDonald, $[      ].

        (b) The dollar value of the remainder of the life insurance premiums as follows: Dr. Warnock, $12,562; Dr. Geschke, $13,061; Mr. Pratt, $13,061; Mr. Gray, $2,425 (combination life insurance and disability insurance); Mr. Nakao, $6,729; and Mr. MacDonald, $3,618.

        (c) Disability insurance premiums in the following amounts: Dr. Warnock, $11,523; Dr. Geschke, $11,454; Mr. Pratt, $9,445; Mr. Nakao, $5,405; and Mr.
    MacDonald, $9,445.

        (d) Company contributions under the Company's 401(k) Plan in the following amounts: Dr. Warnock, $2,250; Dr. Geschke, $2,250; Mr. Pratt, $2,250; Mr. Roblin, $710; Mr. Nakao, $1,490; and Mr. MacDonald, $2,250.

        (e) Relocation fees paid for Mr. Roblin in the amount of $[      ].

        (f) Preventive health care program for Mr. Gray in the amount of $1,179.

        (g) Motor vehicle and fuel allowance for Mr. Gray in the amount of $13,469.

        (h) Employer contribution to pension for Mr. Gray in the amount of $14,977.

        (i) Social Charges in the United Kingdom for Mr. Gray in the amount of $32,780. "Social Charges" are the government mandated payment of National Insurance contributions for the Company's United Kingdom employees. These contributions cover social services to individuals such as state medical care (National Health Service), state pension and unemloyment benefits.

(4) All amounts attributed to Mr. Gray have been converted into U.S. dollars from pounds sterling currency in which he is paid, using the exchange rate at the end of the fiscal years as follows: fiscal 1994 - $1.5630; fiscal 1995 - $1.5310; and fiscal 1996 - $1.6820.

(5) Mr. Roblin joined the Company on June 28, 1996.

(6) Mr. MacDonald resigned from the Company effective April 30, 1996. Pursuant to his Confidential Resignation Agreement with the Company, Mr. MacDonald was paid a lump sum in the amount of $241,300, which figure is equal to six months of his base pay, plus six months' target bonus, less applicable withholding.

(7) Mr. Nakao resigned from the Company effective August 3, 1996.

STOCK OPTIONS

    The following table provides details regarding stock options granted to the Named Executive Officers in fiscal 1996 under the Company's 1994 Stock Option Plan. In addition, in accordance with Securities and Exchange Commission ("SEC") rules, there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the option is exercised.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                        --------------------------------------------------------      VALUE AT ASSUMED
                                          NUMBER OF      % OF TOTAL                                ANNUAL RATES OF STOCK
                                         SECURITIES     OPTIONS/SARS                               PRICE APPRECIATION FOR
                                         UNDERLYING      GRANTED TO     EXERCISE OR                    OPTION TERM(3)
                                        OPTIONS/SARS    EMPLOYEES IN    BASE PRICE   EXPIRATION   ------------------------
NAME                                    GRANTED(#)(1)    FISCAL YEAR     ($/SH)(2)      DATE        5%($)        10%($)
--------------------------------------  -------------  ---------------  -----------  -----------  ----------  ------------
John E. Warnock.......................       27,800            1.06%     $   33.38      9/18/06   $  583,504  $  1,478,714
Charles M. Geschke....................       27,800            1.06          33.38      9/18/06      583,504     1,478,714
David B. Pratt........................       15,180             .58          33.38      9/18/06      318,618       807,442
Derek J. Gray.........................       11,040             .42          33.38      9/18/06      150,000       349,564
Robert A. Roblin......................       27,500            1.05          36.13       7/1/06      624,768     1,583,284
Stephen A. MacDonald..................       -0-             -0-            N/A          N/A         N/A          N/A
M. Bruce Nakao........................       -0-             -0-            N/A          N/A         N/A          N/A

------------------------

(1) The options were granted September 18, 1996. The options vest in the amount of 2.08% per month for the first 24 months beginning July 24, 1996, and 4.17% per month for the next 12 months. The options permit withholding of shares to satisfy tax obligations upon exercise. The price of each option share, paid at the time of exercise, is the fair market value of a share of the Company's Common Stock on the date of grant, which was equal to the closing price per share of the Company's Common Stock as quoted on the National Association of Securities Dealers Automated Quotations. The option term is for a period of ten years from the date of grant, unless the optionee terminates employment with the Company as follows:

        (a) if the termination is due to the optionee's normal retirement, death or disability, the exercise period is twelve months from such date; or

        (b) if the termination is due to the optionee's early retirement pursuant to an early retirement program, the exercise period is three months from the date of early retirement or such greater period as established pursuant to the early retirement program; or

        (c) if there is a transfer of control of the Company in which the Company is not the surviving corporation, and termination occurs within twelve months thereafter due to (i) constructive termination or (ii) any reason other than termination for cause, the exercise period is twelve months from the date on which the optionee's employment terminated, and he/she will be given credit for an additional twelve months of vesting for his/her option; or

        (d) if the termination is for cause, the option shall terminate and cease to be exercisable from the date of termination; or

        (e) if the termination is for any reason other than stated above, the exercise period is three months from the date of such termination.

(2) The exercise price may be paid in cash, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) The potential gain is calculated from the closing price of the Company's Common Stock on September 18, 1996, the date of grant to the Named Executive Officers. These amounts represent certain assumed rates of appreciation only, as set by the SEC. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon the future performance of the Company and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

    Using the same analysis, all holders of Common Stock as of the Company's fiscal year-end would potentially gain approximately $1,778,678,543 billion at 5%, and $4,489,045,846 billion at 10% rates of stock price appreciation.

STOCK OPTION EXERCISES AND HOLDINGS

    The following table shows stock options exercised by Named Executive Officers during fiscal 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                     OPTIONS/SARS AT               OPTIONS/SARS
                                       SHARES                           FY-END (#)               AT FY-END ($)(1)
                                     ACQUIRED ON     VALUE      --------------------------  ---------------------------
NAME                                 EXERCISE(#)  REALIZED($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------------------------  -----------  ------------  -----------  -------------  ------------  -------------
John E. Warnock....................      37,593   $  2,030,022     412,007         82,948   $  7,353,296   $   564,541
Charles M. Geschke.................      -0-          -0-          356,852         82,948      5,681,984       564,541
David B. Pratt.....................      -0-          -0-          194,809         45,371      2,731,185       289,293
Derek J. Gray......................      -0-          -0-           61,559         24,481      1,091,572        76,048
Robert A. Roblin...................      -0-          -0-           -0-            27,500       -0-             92,813
Stephen A. MacDonald...............     411,682      6,436,565      -0-           -0-           -0-            -0-
M. Bruce Nakao.....................     198,832      2,998,832      -0-           -0-           -0-            -0-

------------------------

(1) Fiscal year ended November 29, 1996. The closing market price on that date for the Company's Common Stock was $39.50.

LONG-TERM INCENTIVE PLAN

    In June 1994, the Company's Board of Directors adopted the 1994 Performance and Restricted Stock Plan, the Company's form of Long-Term Incentive Plan, which plan was subsequently approved by the Company's shareholders in August 1994 (the "Performance Plan"). The Performance Plan is a compensation plan tied to corporate performance and measured by the achievement of financial goals.

    The Performance Plan has a three-year cycle. At the start of each three-year performance cycle, each participant is given a contingent award of a number of shares of the Company's Common Stock. The actual number of shares earned by the participant is determined based upon the Company meeting pre-defined performance objectives over the three-year performance period. The measures for each of the two three-year performance periods to date consist of the Company's (i) compound annual revenue growth and (ii) operating margin. If the minimum targets for the first two measures are met, a third modifying measure based on the Company's stock price performance relative to the Hambrecht & Quist ("H&Q") Technology Index is used to modify the number of shares actually awarded, with the maximum number of shares possible for award as noted in the last column of the following chart.

    Fiscal 1996 was the third year that Performance Plan contingent awards were granted, with the three-year cycle to be fiscal 1996 through fiscal 1998. The following table provides certain information with respect to awards during fiscal 1996 to the Named Executive Officers under the Performance Plan:

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

                                       NUMBER OF
                                     SHARES, UNITS     PERFORMANCE OR         ESTIMATED FUTURE PAYOUTS UNDER
                                          OR            OTHER PERIOD            NON-STOCK PRICE-BASED PLANS
                                     OTHER RIGHTS     UNTIL MATURATION   -----------------------------------------
NAME                                      (#)            OR PAYOUT       THRESHOLD (#)  TARGET (#)    MAXIMUM (#)
----------------------------------  ---------------  ------------------  -------------  -----------  -------------
John E. Warnock...................        11,500         FY96-FY98               431        11,500        34,500
Charles M. Geschke................        11,500         FY96-FY98               431        11,500        34,500
David B. Pratt....................         6,900         FY96-FY98               259         6,900        20,700
Derek J. Gray.....................         4,600         FY96-FY98               173         4,600        13,800
Robert A. Roblin..................        -0-               N/A               -0-           -0-           -0-
Stephen A. MacDonald(1)...........         6,900         FY96-FY98            -0-           -0-           -0-
M. Bruce Nakao(1).................         4,615         FY96-FY98            -0-           -0-           -0-

------------------------

(1) Upon his resignation from the Company, the awards were automatically cancelled under the terms of the plan.

SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

    In September 1995, the Company entered into retention agreements (the "Agreements") with its executive officers, providing for certain cash payments in the event of termination of his or her employment following a change-in-control of the Company. Effective June 1996 and November 1996, respectively, the Company entered into the Agreements with Robert A. Roblin, Senior Vice President, Marketing, and P. Jackson Bell, Executive Vice President, Chief Financial Officer and Chief Administrative Officer.

    For purposes of these Agreements, a "change-in-control" is defined as: (i) the sale or exchange by the shareholders of all or substantially all of the stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than to a subsidiary); or (iv) a liquidation or dissolution of the Company. If, within one year after a change-in-control (the "Covered Period"), the executive's employment is terminated without cause or if the executive resigns following a change in duties as defined in the Agreements, such executive officer will receive a cash payment equal to one year's base salary plus an annual target incentive bonus. In addition, the executive officer would receive continued medical, dental, vision and life insurance coverage for himself or herself and dependents for one year after the date of termination, unless the executive is covered by another employer's health plan. Also, if the executive is terminated by the Company without cause at any time other than during a Covered Period, the executive will receive the cash payment and benefits described above.

    For a description of the "transfer of control" terms under the Company's Stock Option Plan, please see "Proposal No. Three".

CERTAIN TRANSACTIONS

    Derek J. Gray, Senior Vice President and General Manager of Adobe Systems Europe, was a major shareholder of McQueen Holdings Limited, a U.K. company of which the Company is also a 16% shareholder, and to which the Company in 1996 paid approximately $36.7 million for services for production of application products distributed outside of the U.S. and Japan. In addition, the Company has guaranteed a total payment over the next year to McQueen of $5.2 million for additional services such as customer support and information systems. Also, the Company guaranteed a total payment of approximately $1.8 million to McQueen for rent of a building through 1999. However, the rent guarantee was provided only until such time that McQueen achieved certain financial targets, at which time the guarantee would lapse. During the course of fiscal 1996, these conditions were met and the rent guarantee is no longer in effect. In January 1995, Mr. Gray sold his shares back to McQueen in exchange for a promissory note for approximately 2 million pounds sterling. The principal amount of the note is payable in five annual installments, with interest at a rate of 8% payable semi-annually. The current principal outstanding is 1.1 million pounds sterling.

    Upon his resignation from the Company on April 30, 1996, Mr. MacDonald, Senior Vice President and Co-Chief Operating Officer, received a lump sum payment of $241,300, equal to six months' base salary plus six months of target bonus, less applicable withholding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "34 Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company does prepare
Section 16(a) forms on behalf of its officers and directors based on the information provided by them.

    Based solely on review of this information, including written representations from its officers and directors that no other reports were required, the Company believes that, during the 1996 fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

    The Executive Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside, non-management directors. No member of the Committee is a former or current officer of the Company. The Committee is responsible for setting and administering the policies governing annual compensation of executive officers, including cash compensation and stock ownership programs.

COMPENSATION POLICIES

    The Company operates in the competitive and rapidly changing high technology business environment. The goals of the Company's executive compensation program are to motivate executives to achieve the Company's business objectives in this environment and reward them for their achievement, foster teamwork, and attract and retain executive officers who contribute to the long-term success of the Company. During fiscal 1996, the Committee utilized salary, bonus, stock options and performance units to meet these goals.

    Guiding principles are to provide compensation levels which are comparable to those offered by other leading high technology companies, and align the interests of officers with the long-term interests of shareholders through stock compensation. For example, in fiscal 1996 stock compensation included performance units granted under the Performance Plan which cover a three-year performance period and measure growth in revenue and operating margin. Another principle is that a substantial portion of each executive's compensation be in the form of an incentive bonus contingent upon the Company's revenue and operating profit levels for the relevant fiscal year. For example, in 1996 each of the Named Executive Officers' target bonus percentage equaled or exceeded 40% of salary, payable quarterly. However, the Committee retains the authority to alter the bonus amounts because qualitative factors and long-term results need to be evaluated as well as the short-term operating results. In 1996, the Committee considered factors such as market share increases, new product development and return on equity.

    The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") adopted under the Federal Revenue Reconciliation Act of 1993. This section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for the Named Executive Officers, unless compensation is performance-based. Since the targeted cash compensation of each of the Named Executive Officers is well below the $1 million threshold and any options granted under the 1994 Stock Option Plan or performance units or shares granted under the Performance Plan will meet the requirement of being performance-based, the Committee believes that this section will not reduce the tax deduction available to the Company. The Company's policy is to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws.

COMPENSATION COMPONENTS

    ANNUAL COMPENSATION. The salary portion of executive compensation, including that of the Chief Executive Officer, is determined annually by reference to the Radford Associates Management survey of high technology companies. The executive officers are matched to each position by comparing their responsibilities to the survey description most accurately representing their position with the Company by content, organizational level and revenue. Given the officers' levels of responsibility and the past performance of the Company, the Committee targets a median or slightly higher percentile competitive position as stated by the survey in determining salary for each executive officer. As the executives mature in their respective positions for the size of the Company, the Committee expects to target a high percentile competitive position for salary compensation. The annual total cash compensation (salary plus incentive bonus) for each executive is targeted at a very high percentile competitive position as stated by the survey.

    A substantial portion of the annual compensation of each executive officer is in the form of an incentive bonus, which becomes a greater portion of an officer's potential total compensation as the executive's level of responsibility increases. The bonus is computed as a percentage of base salary and is established annually at the beginning of the fiscal year. In fiscal 1996, the target level of bonus equaled or exceeded 40% of salary for each of the Named Executive Officers. The actual amount of each bonus was determined by reference to the management incentive bonus program, which contains targets specifically tied to revenue and operating profit levels on a quarterly basis. If the Company's performance exceeds the targets on an annual basis, then an additional bonus up to twenty percent of the annual target bonus is included in the program. The Committee has the authority to alter the incentive payout based on other factors related to Company performance, such as market share increases, new product development and return on equity. The Committee did not assign weights to each of these factors but considered overall profitability and operating results as measured against the annual budget as updated more important than the other performance measures listed.

    In 1996, the Committee awarded bonuses on a quarterly basis. The following percentages of the target, consistent with the management incentive bonus program, were paid for the quarters indicated: first quarter, 100%; second quarter, 62%; third quarter, 68%; and fourth quarter, 21%. Executive officers also participated with all Company employees in the Company's corporate profit sharing plan, under which a bonus up to ten percent of each employee's base salary, payable quarterly, is awarded depending upon the Company's overall performance based on revenue, expenses and earnings. In addition, if the Company's performance exceeds the targets on an annual basis, then an additional bonus up to two percent of the base salary is paid in the form of a Company contribution into the employee's 401(k) account. However, should the Company fail to pay the full ten percent cash bonus in any quarter, and, if the Company's performance meets or exceeds the targets on an annual basis, the Company has the option to pay the difference between the quarterly cash bonus shortage and the quarterly cash bonus maximum in the form of an extra Company contribution into the employee's 401(k) account. Based on the Company's level of revenue and operating profit versus budget for each quarter of fiscal 1996, this bonus was paid in the following percentages for the relevant quarter: first quarter, 87% second quarter, 91% third quarter, 75%; and fourth quarter, 71%.

    LONG-TERM COMPENSATION. The Committee utilized stock options and performance units to motivate and retain executive officers for the long-term. The Committee believes that these forms of compensation closely align the officers' interests with those of shareholders and provide a major incentive to officers in building shareholder value. In addition, the Committee believes that the performance awards further its objective of forging a closer link between the executives' compensation and the Company's longer-term financial performance since the awards are based upon a three-year performance cycle.

    Options are granted annually and are subject to vesting provisions to encourage officers to remain employed with the Company. Each executive officer receives stock options based upon that officer's relative position, responsibilities and performance by the individual over the previous fiscal year and the officers' anticipated performance and responsibilities. Additionally, the Committee considers a hypothetical return assuming a specific increased market value for the size of the grant, and balances that against the size of the performance unit award for the fiscal year. The Committee also reviews the prior level of grants to the officers and to other members of senior management including the number of shares which continue to be subject to vesting under outstanding options, in setting the level of options to be granted to the executive officers. The size of the option grants is not related to Company performance. The Committee also utilizes data compiled by Ernst & Young, Certified Public Accountants, on stock options granted in a group of select software companies. These stock options are granted at the market price on the date of grant and will provide value to the officers only when the price of the Company's Common Stock increases over the exercise price.

    The Committee granted performance units pursuant to the Performance Plan to executive officers at the beginning of fiscal 1996 covering a three-year performance period. The performance units will be payable in stock of the Company at the end of the three-year performance cycle, but only if the Company achieves targeted levels of revenue growth and operating margin. In addition, the target number of shares that will be payable is modified depending upon the Company's relative stock price performance to the

H&Q Technology Index for the three-year performance period. The Committee reduced the size of annual option grants in fiscal 1996 since performance units were also granted.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Committee established the Chief Executive Officer's salary and target bonus levels at the beginning of fiscal 1996. Consistent with the analysis described above, the Committee increased Dr. Warnock's base salary and maintained his target bonus percentage. For the first quarter, the Committee approved 100% payment of Dr. Warnock's target bonus; for the second quarter, 62%; for the third quarter, 68%; and for the fourth quarter, 21% of target was paid.

    For Dr. Warnock's long-term compensation, the Committee granted stock options under the 1994 Stock Option Plan for 27,800 shares of Common Stock in consideration of his individual performance in 1996 and expected performance in 1997. These options were not related to Company performance in 1996. Based on Dr. Warnock's senior position, a hypothetical return assuming a specific increased market value in the Company's Common Stock, and the number of shares which continue to be subject to vesting under outstanding options, the Committee determined that a grant of 27,800 shares subject to options was appropriate.

    In addition, the Committee granted 11,500 performance units covering a three-year performance period beginning in fiscal 1996. The performance units will be payable in stock of the Company at the end of the three-year performance cycle, but only if the Company achieves targeted levels of revenue growth and operating margin. In addition, the target number of shares that will be payable is modified depending upon the Company's relative stock price performance to the H&Q Technology Index for the three-year performance period. The number of performance units awarded was determined by the Committee based on Dr. Warnock's senior position and a hypothetical return based on the closing market price for the Company's Common Stock on the date of grant.

EXECUTIVE COMPENSATION COMMITTEE

William R. Hambrecht

Delbert W. Yocam

Robert Sedgewick

                             DIRECTOR COMPENSATION

    Directors who are not employees of the Company receive annual retainers of $17,500, meeting fees of $1,000 for each Board of Directors and committee meeting attended (other than telephonic meetings), and reimbursement for reasonable travel expenses. In addition, each person who is a non-employee director is automatically granted on the date following the annual meeting of shareholders of the Company a restricted option to purchase 10,000 shares of the Company's Common Stock under the Company's 1996 Outside Directors Stock Option Plan ("Outside Directors Plan") at a price per share equal to the closing price of the Company's Common Stock on that date. New non-employee directors joining the Board receive an option to purchase 15,000 shares of the Company's Common Stock under the Outside Directors Plan. However, the Outside Directors Plan also provides that, pursuant to Rule 16b-3 of the 34 Act , the Board may exercise its discretion with respect to the number of shares to be granted under any initial option or under the annual option.

    Each option has a term of ten years and a vesting schedule of (i) 25% at the end of twelve months from the date of grant; (ii) 25% at the end of twenty-four months from the date of grant; and (iii) the remaining 50% at the end of thirty-six months from the date of grant. The options are immediately exercisable subject to the Company's repurchase at cost of the unvested portion of such stock. Options cease to be exercisable 30 days after termination of director status, unless such an exercise would subject the resigning director to a forfeiture of profits under Section 16(b) of the 34 Act. In such an event, the timeframe for exercising vested options would be extended until the earlier of
(i) the 10th day following the date on which the resigning director would no longer be subject to a forfeiture of profits under Section 16(b), or (ii) the 190th day after termination of services as director. In the event of a change of control, any unexercisable portion of an option shall be fully exercisable prior to the transaction resulting in a change of control. The option will terminate to the extent it is not exercised effective as of the date of such a transaction.

                               PERFORMANCE GRAPH

FIVE-YEAR SHAREHOLDER RETURN COMPARISON

    In accordance with SEC rules, the following table shows a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the Standard & Poor ("S&P 500") Index for the broad equity index and the H&Q Technology Index as an industry standard for the five fiscal-year period commencing December 1, 1991 and ending November 29, 1996. The stock price information shown on the graph below is not necessarily indicative of future price performance.

    Although including a stock performance graph in this proxy statement may suggest that executive compensation should be based on stock performance alone, the Executive Compensation Committee considers many factors in determining compensation. These factors include the Company's operating results, overall profitability, new product development, increases in market share and growth in shareholders' equity. See "Report of the Executive Compensation Committee."

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           1991       1992       1993       1994       1995       1996
Adobe Systems               100.00      69.42      98.84     137.68     287.55     170.93
H & Q Technology Index      100.00     125.66     139.18     161.72     256.08     304.64
S & P 500                   100.00     118.47     130.44     131.80     180.54     230.87

------------------------

 * Assumes $100 invested on December 1, 1991 in the Company's Common Stock, the S&P 500 Index and the H&Q Technology Index, with reinvestment of dividends.

** For each reported year, the Company's reported dates are the last trading dates of its fiscal year ending in November, and the S&P 500 and H&Q Technology index dates are the last trading date in November.

                                  PROPOSAL TWO
                       APPROVAL OF REINCORPORATION IN THE
                               STATE OF DELAWARE
               AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

GENERAL

    The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. However, although California Proposition 211, which would have severely limited the ability of companies to indemnify directors and officers, was not enacted in November 1996, it seems likely that initiatives and legislation containing similar provisions will be proposed in California again in the near future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and officers and to retain its current directors and officers.

    Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to include certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. Most of these measures are already in place under the Company's current California documents. The Board believes that these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders.

    In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

    For many years Delaware has followed a policy of encouraging incorporation in that state. Consequently, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

    In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company adopted articles and bylaws and entered into indemnification agreements to take advantage of these changes in California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The directors have elected to adopt such a provision in the Delaware certificate and bylaws. The Board believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future, however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "Indemnification and Limitation of Liability" for a more complete discussion of these issues.

    The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and
Delaware law as they affect shareholders begins on page       of this Proxy
Statement.

    In addition, although the reincorporation proposal contains only a limited number of changes to the Company's charter and Bylaws, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

    The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

    Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

    The Company's current Amended and Restated Articles of Incorporation, as amended (the "California Articles") and Bylaws (the "California Bylaws") already include certain provisions available to certain public companies under California law that deter hostile takeover attempts, such as a classified board of directors, elimination of cumulative voting, and an advance notice requirement for shareholder proposals. These provisions will also be included in the Delaware certificate and bylaws following the reincorporation. In addition, the Delaware certificate and bylaws will contain provisions eliminating action by written consent of shareholders and requiring vacancies on the board resulting from an increase in number of directors to be filled by the majority vote of the directors.

    In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions are balanced by the ability of the holders of a majority of the outstanding voting stock to remove directors with or without cause and to amend the Delaware certificate and the Delaware bylaws.

    The provisions in the Company's new charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because this provision may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

    The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and with enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the reincorporation proposed beneficial to the Company, its management and its shareholders.

    The proposal to include these anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

    The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), in substantially the form attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be Adobe Systems Incorporated. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

    On the effective date of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the Stock Option Plan, Restricted Stock Option Plan, Outside Directors Plan, Performance and Restricted Stock Option Plan, and Employee Stock Purchase Plan will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

    No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger. The Company intends to apply for the listing and registration of the Common Stock of the Delaware Company on the Nasdaq National Market.

    Under the California Bylaws, the affirmative vote of a majority of the outstanding shares of the Company's voting stock is required for approval of the reincorporation. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

    In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the California Articles and the California Bylaws, which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Adobe Systems Incorporated, 345 Park Avenue, San Jose, California 95110-1704.
Attention: Corporate Secretary.

    If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "Application of California Law, After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the reincorporation proposal.

    A number of differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

               ISSUE                                DELAWARE                             CALIFORNIA
------------------------------------  ------------------------------------  ------------------------------------
Limitation of Liability of Directors  Delaware law permits the limitation   California law contains additional
  and Officers                        of liability of directors and         exceptions to the liability
  (see page       ).                  officers to the Company except in     limitations of directors and
                                      connection with (i) breaches of the   officers. See "Indemnification and
                                      duty of loyalty; (ii) acts or         Limitations of Liability."
                                      omissions not in good faith or
                                      involving intentional misconduct or
                                      knowing violations of law; (iii) the
                                      payment of unlawful dividends or
                                      unlawful stock repurchases or
                                      redemptions; or (iv) transactions in
                                      which a director received an
                                      improper personal benefit.

Indemnification of Directors and      Delaware law permits somewhat         California law permits
  Officers (see page       ).         broader indemnification and could     indemnification under certain
                                      result in indemnification of          circumstances, subject to certain
                                      directors and officers in             limitations. See "Indemnification
                                      circumstances where California law    and Limitation of Liability."
                                      would not permit indemnification.
                                      See "Indemnification and Limitation
                                      of Liability."

Cumulative Voting for Directors (see  Cumulative voting is not available    California law permits Nasdaq
  page       ).                       under Delaware law because it is not  National Market corporations with
                                      provided for in the Delaware          over 800 equity security holders to
                                      Certificate.                          eliminate cumulative voting; the
                                                                            California Articles have eliminated
                                                                            cumulative voting.

Number of Directors                   Determined solely by resolution of    Determined by Board within range set
  (see page       ).                  the Board.                            in the California Bylaws. Changes in
                                                                            the authorized range must be
                                                                            approved by the shareholders.

               ISSUE                                DELAWARE                             CALIFORNIA
------------------------------------  ------------------------------------  ------------------------------------
Filling Board Vacancies               Delaware law provides for the         California law permits (a) any
  (see page       ).                  Delaware Court of Chancery to order   holder of 5% or more of the
                                      an election to fill vacancies or      corporation's Voting Stock or (b)
                                      newly created directorships upon the  the superior court of the application of the holders of 10% of  appropriate county to call a special
                                      the outstanding shares having a       meeting of shareholders to elect the
                                      right to vote for such directors, if  entire board if, after filling any
                                      at the time of filling such           vacancy, the directors then in
                                      vacancies or directorships, the       office who have been elected by the
                                      directors then in office constitute   shareholders constitute less than a
                                      less than a majority of the entire    majority of the directors then in
                                      board as constituted immediately      office.
                                      prior to any increase.

Classified Board                      Delaware law permits the adoption of  California law permits the adoption
  (see page       ).                  a classified board with staggered     of a classified board with staggered
                                      terms. The Delaware Certificate and   terms. The California Bylaws provide
                                      the Delaware Bylaws provide for a     for a classified Board of Directors
                                      classified Board of Directors with    with two classes of directors.
                                      two classes of directors.

Removal of Directors by Shareholders  Delaware law permits the removal of   California law permits the removal
  (see page       ).                  a director only with cause, unless    of a director with or without cause
                                      otherwise specified in the            by affirmative vote of a majority of
                                      Certificate of Incorporation. The     the outstanding shares.
                                      Delaware Certificate and Bylaws
                                      expressly permit removal with for
                                      without cause by affirmative vote of
                                      a majority of the outstanding shares
                                      of voting stock entitled to vote at
                                      an election of directors.

Action by Written Consent of          Actions by written consent not        Actions by written consent permitted
  Shareholders in Lieu of a           permitted by Delaware Certificate.    by California Bylaws.
  Shareholder Vote at Shareholder     All shareholder action must take
  Meeting                             place by a shareholder vote at a
  (see page       ).                  meeting of shareholders.

Tender Offer Statute; Fair Price      Restricts hostile two-step            No comparable statute; the
  Provision (see page       ).        takeovers; the Delaware Certificate   California Articles do not contain a
                                      does not contain a fair price         fair price provision.
                                      provision.

Amendment of Certificate              Amendments of the Delaware            Amendments of the California
  (see page       ).                  Certificate require approval by a     Articles require approval by a
                                      majority of the voting stock of the   majority of the voting stock of the
                                      Delaware Company.                     California Company.

               ISSUE                                DELAWARE                             CALIFORNIA
------------------------------------  ------------------------------------  ------------------------------------
Amendment of Bylaws                   By the Board or the holders of a      By the Board or the holders of a
  (see page       ).                  majority of the outstanding voting    majority of the outstanding voting
                                      shares.                               shares, except that the Board may
                                                                            not amend the range of authorized
                                                                            directors.

Loans to Officers and Directors (see  Board may authorize if expected to    Loans must be approved or ratified
  page       ).                       benefit the Company                   by a majority of the outstanding
                                                                            shares.

Class Vote for Reorganization (see    Generally not required unless a       A reorganization transaction must
  page       ).                       reorganization adversely affects a    generally be approved by a majority
                                      specific class of shares.             vote of each class of shares
                                                                            outstanding.

Right of Shareholders to Inspect      Permitted for any purpose reasonably  Permitted for any purposes
  Shareholder List                    related to a shareholder's interest   reasonably related to a
  (see page       ).                  as a shareholder.                     shareholder's interest as a
                                                                            shareholder. Also, an absolute right
                                                                            to 5% shareholders and certain 1%
                                                                            shareholders.

Appraisal Rights                      Generally available if shareholders   Available in certain circumstances
  (see page       ).                  receive cash in exchange for the      if the holders of 5% of the class
                                      shares and in certain other           assert such rights.
                                      circumstances.

Dividends (see page       ).          Paid from surplus (including paid-in  Generally limited to the greater of
                                      and earned surplus or net profits).   (i) retained earnings or (ii) an
                                                                            amount which would leave the Company
                                                                            with assets of 125% of liabilities
                                                                            and current assets of 100% of
                                                                            current liabilities.

Other                                 Responsive legislature and larger
                                      body of corporate case law in
                                      Delaware provides more predictable
                                      corporate legal environment in
                                      Delaware.

INDEMNIFICATION AND LIMITATION OF LIABILITY

    LIMITATIONS ON DIRECTOR LIABILITY. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

    The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit: (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders: (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest: or (g) liability for improper distributions, loans or guarantees.

    The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders: (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law: (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions: or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its stockholders for monetary, damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

    The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

    INDEMNIFICATION OF OFFICERS AND DIRECTORS. The California Articles and Bylaws and the Delaware Certificate and Bylaws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers to the fullest extent permitted by the respective state law, provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such charter documents and Bylaws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware Bylaws contain provisions similar to the California Bylaws with respect to advances in that the Company is required to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

    California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

    Indemnification is permitted by both California and Delaware law providing the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

    California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

    Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

    California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The California Articles include such a provision. In addition, the Company, following shareholder approval, entered into indemnification agreements with its officers and directors providing for indemnification beyond that expressly mandated by the California Corporations Code.

    A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes. The California Company has entered into indemnification agreements with its officers and directors. The Delaware Company plans to enter into similar agreements with its officers and directors upon completion of the proposed reincorporation. The new indemnification agreements contain certain additional limitations on indemnification for expenses in suits against the Company not contained in the indemnification agreements currently in effect. If the proposed reincorporation is approved, the indemnification agreements will be approved by the Company's shareholders. Thus a vote in favor of the proposed reincorporation will also approve the indemnification agreements in substantially the form attached as Exhibit D to this Proxy Statement. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve assumption of the indemnity contracts, may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding.

    The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

    There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

    California and Delaware corporate law, the bylaws of both the Company and of the Delaware Company, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

CUMULATIVE VOTING FOR DIRECTORS

    Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

    Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on the Nasdaq National Market and are held by at least 800 equity security holders. On the basis of this exception, cumulative voting was eliminated under the California Bylaws.

    Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

    The elimination of cumulative voting could deter investors from acquiring a minority block in the Company, with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.

OTHER MATTERS RELATING TO DIRECTORS

    NUMBER OF DIRECTORS. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a board of directors that may vary between six and eight members, inclusive, and the exact number of directors has been fixed at seven. California law also requires that any change in a fixed number of directors and any change in the range of a variable board of directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority in interest of the voting power of all of the then outstanding shares to change the range of the Company's variable Board of Directors.

    Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

    ELECTIONS; CLASSIFIED BOARD OF DIRECTORS. California law generally requires that directors be elected annually but does permit a "classified" Board of Directors if (i) a corporation is listed on a national stock exchange or (ii) the corporation's shares are traded in the Nasdaq National Market and are held by at least 800 shareholders. California law also allows the election of one or more directors by the holders of a particular class or series of shares. The California Articles currently provide for a classified board of directors (the "Classified Board Provision"). The directors of the California Company, who will also be the directors of the Delaware Company if the reincorporation proposal is approved, are set forth in Proposal One. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors.

    Delaware law permits, but does not require, the adoption of a classified board of directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. The Delaware Certificate and the Delaware Bylaws contain a Classified Board Provision.

    Under the Classified Board Provision, the Board of Directors has been divided into two classes, designated Class I and Class II. As a result, only one class of directors will be elected at each annual meeting of shareholders, with the remaining class continuing its respective two-year term until the successors are duly elected and qualified or until earlier resignation, removal from office or death.

    The Company believes that classification of directors provides the Board of Directors with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's second year of service.

    As is the case with the California Articles, with the Classified Board Provision contained in the Delaware Certificate, unless directors are removed, it will require at least two annual meetings of shareholders for a majority of shareholders to make a change in control of the Board of Directors, since only a portion of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors also makes it more difficult for shareholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

    The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling shareholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. Furthermore, the ability of the incumbent Board of Directors to respond appropriately to a creeping acquisition will be strengthened. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition. These effects of a Classified Board Provision are significantly limited by the ability of holders of a majority of the outstanding voting stock to remove directors and to amend the Delaware Certificate and the Delaware Bylaws.

    REMOVAL OF DIRECTORS. Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares. Under Delaware law, a director on a classified board of directors can be removed from office during his term by shareholders only for cause unless the certificate of incorporation provides otherwise. The Delaware Certificate, like the California Articles, provides that the Company's directors may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of voting stock of the Company entitled to vote in the election of directors (the "Voting Stock").

    FILLING BOARD VACANCIES. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's Voting Stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

    The proposed Delaware Certificate and Bylaws provide that vacancies shall, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders or as otherwise provided by law, be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors.

CAPITALIZATION; BLANK CHECK PREFERRED

    The Company's capital stock consists of 200,000,000 authorized shares of
Common Stock, no par value, of which         shares were issued and outstanding
as of January 28, 1997, and 2,000,000 authorized shares of Preferred Stock, no par value, none of which are outstanding as of January 28, 1997.

    Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation.

    The capitalization of the Delaware Company is identical to the capitalization of the Company with authorized capital stock of 200,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, $0.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

    Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

    The Board may authorize the issuance of Preferred Stock for the purpose of adopting shareholder rights plans and in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation. See "Anti-Takeover Measures."

ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS

    Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The California Articles permits shareholders to act by written consent. The Delaware Certificate eliminates actions by written consent of shareholders.

    Elimination of such shareholders written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders written consents may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision, like the other provisions to be included in the Delaware Certificate and Bylaws, will enhance the Board's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

    Both the California Bylaws and the Delaware Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely, notice must be delivered not less than 120 days prior to the anniversary of the mailing date for the previous year's annual meeting under the California Bylaws, and not less than 60 nor more than 90 days prior to the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting under the Delaware Bylaws. If no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, the California Bylaws provide that notice must be provided a reasonable time before the solicitation is made and the Delaware Bylaws will provide that notice must be given not more than 90 days nor less than 60 days prior to the annual meeting. Proper notice under the federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

ANTI-TAKEOVER MEASURES

    Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Certain of such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the elimination of the ability of the stockholders to remove directors without cause and the elimination of the right of shareholders to call special shareholders' meetings. The Board of Directors has not eliminated those rights of the shareholders in the Delaware Certificate and the Delaware Bylaws as described above. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

    As discussed herein, certain provisions of the Delaware Certificate and Delaware Bylaws could be considered to be anti-takeover measures. The California Company currently has a common share purchase rights plan (the "Rights Plan"), which plan will be assumed by the Delaware Company upon completion of the Merger if the shareholders vote to approve this Proposal Two. The Company does not have any present intention of adopting any further anti-takeover measures, nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. As discussed above, numerous differences between California and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts. See "Common Share Purchase Rights Plan."

    One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. California has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the Voting Stock, or (iii) the business combination is approved by the Board of Directors and authorized by 66% of the outstanding Voting Stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding Voting Stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding Voting Stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its shareholders. The Company has no present intention of opting out of the statute.

    There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over the then current market price. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

    The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

    In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

    It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

    Future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the Voting Stock required for certain of the proposed amendments (as described below).

    If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

COMMON SHARE PURCHASE RIGHTS PLAN

    Terms of the Rights Plan provide for a dividend distribution of one common share purchase right (a "Right") for each outstanding share of Common Stock of the Company. The dividend was paid on July 24, 1990 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one share of Common Stock, at an exercise price of $115 per share (the "Purchase Price"), subject to adjustment, and a redemption price of $.01 per Right. The principal terms of the Rights Plan are set forth in the Amended and Restated Rights Agreement, dated as of July 11, 1990 amended and restated as of April 10, 1996, between the Company and Harris Trust Company of California, as Rights Agent (the "Rights Agreement").

    Initially, the Rights are and will be evidenced by stock certificates representing the Common Stock then outstanding, and no separate Rights Certificates will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person, entity or group of affiliated or associated persons (other than (a) the Company, (b) a majority-owned subsidiary of the Company, (c) any employee benefit plan of the Company or any majority-owned subsidiary of the Company, or (d) any entity holding Common Stock for or pursuant to the terms of any such plan and each of the persons listed in
(a) through (d) above, (an "Exempt Person.")) (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding Common Stock or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person, entity or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of such outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Share certificate, with a copy of the Summary of Rights which is included in the Rights Agreement as Exhibit B thereof (the "Summary of Rights"), attached thereto. So long as the Rights are attached to the Common Stock as provided in the Rights Agreement, one additional Right shall be delivered with each share of Common Stock issued after July 24, 1990, including but not limited to Common Stock issued upon conversion of any convertible securities of the Company and exercise of options to purchase Common Stock granted by the Company.

    Under the Rights Plan, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights are transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Stock outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

    Under the Rights Plan, the Rights are not exercisable until the Distribution Date. The Rights will expire on July 23, 2000 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed, exchanged or terminated by the Company, in each case, as described below.

    The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Share of certain rights or warrants to subscribe for or purchase Common Stock at a price, or securities convertible into Common Stock with a conversion price, less than the then current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Stock) or of subscription rights or warrants (other than those referred to above). The exercise of Rights for Common Stock is at all times subject to the availability of a sufficient number of authorized but unissued Common Stock.

    The number of outstanding Rights and the number of shares of Common Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidation or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

    In the event that any person, entity or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will have the right to receive upon exercise that number of Common Stock having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, the Company may issue Preferred Stock, cash, debt, stock or a combination thereof in exchange for the Rights).

    In the event that the Company is acquired by any person or entity in a merger or other business combination transaction, or 50% or more of its consolidated assets or earning power are sold to any person or entity, other than in the case of a transaction (such as the Merger) that results in no change in the voting power of the Company, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

    At any time after the acquisition by a person, entity or group of affiliated or associated persons, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person, entity or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (or, if the number of shares is not and cannot be authorized, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Stock will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading day prior to the date of exercise.

    At any time prior to the earliest (i) the close of business on the tenth day following the first public announcement that a person has become an Acquiring Person (subject to extension pursuant to the Rights Agreement), or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

    The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as the Board's ability to redeem the Rights has expired, no such amendment may adversely affect the interest of the holders of the Rights.

    Until a Right is exercised, the holder thereof, as such, has no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

    The Rights have certain anti-takeover effects. The Rights granted under the Rights Plan will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, since the Rights may be redeemed by the Company at $.01 per Right prior to the earliest of (i) the tenth day following the time that a person or group has acquired beneficial ownership of 20% or more of the Common Stock subject to extension pursuant to the Rights Agreement, or (ii) the Final Expiration Date of the Rights.

    The Rights Plan will be assumed by the Delaware Company and the Rights will be converted into rights to purchase shares of the Delaware Company upon consummation of the Merger if the reincorporation is approved. A vote in favor of the proposed reincorporation described in this Proposal Two will result in the assumption of the Rights Plan by the Delaware Company. See "Anti-Takeover Measures."

AMENDMENT OF CERTIFICATE

    The California Articles may be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares. The Delaware Certificate may also be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares.

AMENDMENT OF BYLAWS

    The California Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company, except that the Board of Directors may not change the authorized range of directors. Upon the effectiveness of the proposed reincorporation, the Delaware Bylaws may be adopted, amended or repealed by the Delaware Board or by the holders of at least a majority of the voting power of the outstanding capital stock of the Delaware Company.

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

    California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation.

    Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

CLASS VOTE FOR CERTAIN REORGANIZATIONS

    With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

    California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness-hearing." This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters rights. Delaware law has no comparable provision.

INSPECTION OF SHAREHOLDER LISTS

    California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's outstanding voting shares or shareholders holding 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission (the "SEC"). Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

APPRAISAL RIGHTS

    Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

    Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

    Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

VOTING APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

    Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

DIVIDENDS

    Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

The Company has paid cash dividends on a quarterly basis since 1988, and it is anticipated that the Delaware Company will continue to do so for the foreseeable future.

APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

    California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the Nasdaq National Market and are held by fewer than 800 equity security holders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.

    Because the Company's Common Stock is traded in the Nasdaq National Market and the Company's shares are held by at least 800 equity security holders, as of its most recent annual meeting of shareholders, California law will not initially apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet both of these requirements.

    If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

    The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

    The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

BOARD RECOMMENDATION

    The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the California Corporations Code and to the Delaware General Corporation Law. In addition, both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

    A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, the form of the indemnification agreements, the adoption and assumption by the Delaware Company of each of the Company's stock option, stock purchase and employee benefit plans and all other aspects of this Proposal Two.

                                 PROPOSAL THREE
                                 APPROVAL OF AN
                       INCREASE IN THE SHARE RESERVE AND
                         A DECREASE IN THE OPTION TERM
                        UNDER THE 1994 STOCK OPTION PLAN

    The Board of Directors and the shareholders approved the adoption of the 1994 Stock Option Plan (the "Option Plan") in December 1993 and April 1994, respectively.

    An aggregate of 23,600,000 shares of the Company's Common Stock is currently reserved for issuance under the Option Plan. The Board believes that the availability of an adequate number of shares in the share reserve of the Option Plan is an important factor in attracting, retaining and motivating qualified employees essential to the success of the Company.

    ON DECEMBER 18, 1996, SUBJECT TO SHAREHOLDER APPROVAL, THE BOARD INCREASED THE SHARE RESERVE UNDER THE OPTION PLAN BY 5,600,000 SHARES TO A TOTAL OF 29,200,000 SHARES IN CONTEMPLATION OF USING THESE SHARES TO GRANT OPTIONS OVER A TWO-YEAR PERIOD. IN LIGHT OF HISTORICAL USAGE AND EXPECTED FUTURE GRANTS, THE COMPANY EXPECTS THAT THE 5,600,000 SHARE INCREASE WILL BE ADEQUATE TO MEET THESE FORESEEABLE REQUIREMENTS. THE BOARD BELIEVES THAT THE POTENTIAL DILUTIVE EFFECT OF THE SALE OF ADDITIONAL SHARES UNDER THE OPTION PLAN IS MITIGATED BY THE STOCK REPURCHASE PROGRAM CURRENTLY IN EFFECT.

    The Company intends to register the 5,600,000 share increase on Form S-8 under the Securities Act of 1933 as soon as is practicable after receiving shareholder approval.

    The Option Plan is being further amended to decrease the option term period to eight years from ten years for all options granted after approval of this proposal.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF OPTION PLAN TERMS

    The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which will be available to any shareholder upon written request.

    ELIGIBILITY. All employees of the Company (including officers and directors who are employees), as well as consultants, advisors, or other independent contractors to the Company, and prospective employees of the Company to whom options are granted in connection with written offers of employment with the Company, may, in the discretion of the Board of Directors or the Committees (as defined below) be granted options under the Option Plan. As of January 28, 1997,
[      ] non-executive officer employees and eleven executive officers were
eligible to participate in the Option Plan. As of January 28, 1997, [      ]
options have been granted and are outstanding under the Option Plan; [      ]
options have been granted and exercised under the Option Plan; and options for
[      ] shares remain available for grant. The closing market price for the
Company's Common Stock on January 28, 1997 was $[      ].

    During the fiscal year ended November 29, 1996, the Named Executive Officers as a group were granted options under the Option Plan to purchase a total of 109,320 shares of Common Stock of the

Company as follows: Dr. Warnock, 27,800; Dr. Geschke, 27,800; David B. Pratt, 15,180; Derek J. Gray 11,040; Robert A. Roblin 27,500; Steve MacDonald, zero; and M. Bruce Nakao, zero. Non-employee directors of the Company are not eligible to participate in the Option Plan, and did not, therefore, receive any options under the Option Plan.

    ADMINISTRATION. The Executive Compensation Committee of the Board will administer the Option Plan for executive officers, including those persons subject to Section 16 of the 34 Act who are not corporate officers. The Employee Grant Committee will administer the Option Plan for all other eligible persons (collectively, the "Committees"). In addition, the Company's Chief Financial Officer ("CFO") pursuant to Board delegation has the authority to grant options, without further approval of the Board or the Committees, to any person eligible under the Option Plan other than a person who, at the time of the grant, is subject to Section 16 under the 34 Act; provided (i) the CFO shall not grant options to any one person for more than 20,000 shares, (ii) the exercise price per share of each such option shall be equal to the closing price per share of the Company's Common Stock as quoted on the National Association of Securities Dealers Automated Quotations ("Nasdaq") system on the date of grant, and (iii) each option granted by the CFO shall be subject to the terms and conditions of the appropriate standard form of stock option agreement previously approved by the Board and shall conform to the provisions of the Option Plan and any guidelines established by the Board. In any event, the maximum number of option shares granted to any eligible person in any one twelve month period shall not exceed two percent of the then outstanding shares of the Company's Common Stock. Furthermore, to the extent allowed under SEC Rule 16b-3 (exempting certain transactions by corporate insiders from Section 16 "short-swing" profit liability) and the terms of the Option Plan, the Option Plan permits the Board to amend options granted to Section 16 insiders without the need to obtain shareholder approval.

    PRICE AND EXERCISABILITY. Option agreements specify the number of shares covered thereby and the option exercise price, which shall not be less than the fair market value of the shares as of the date of grant of the option, which shall be equal to the closing price per share of the Company's Common Stock as quoted on Nasdaq on the date of grant. Options may be granted which are either
(i) exercisable over time, or (ii) immediately exercisable but subject to repurchase by the Company in a decreasing amount over time upon the employee's termination of employment. The Committees have the power to set the time within which each option may be exercisable or the events upon which all or a portion of each option shall be exercisable and the term of each option. Options granted under the Option Plan may be either incentive stock options as defined in
Section 422 of the Code, or nonqualified stock options. Unless otherwise specified by the Committees, shares subject to an option granted to an existing employee become exercisable at a rate of 2.08% per month for the first two years after the date of grant and at a rate of 4.17% per month for the third year after the date of grant. Unless otherwise specified by the Committees, shares subject to an option granted to a new employee become exercisable at a rate of 25% upon completion of the first year after the date of grant, at a rate of 2.08% per month for the second year, and at a rate of 4.17% per month for the third year.

    Options may be exercised by payment of the option price (i) in cash or cash equivalent, (ii) by tender to the Company of shares of the Company's Common Stock owned by the optionee having a value, as determined by the Board, not less than the exercise price, and which either have been owned by the optionee for more than six months or which were not acquired, directly or indirectly, from the Company, (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the option ("Same Day Sale"),
(iv) by the optionee's recourse promissory note, (v) by the withholding of shares being acquired upon exercise of the option having a value, as determined by the Board, not less than the exercise price, or (vi) by such other consideration and method of payment as the Board, in its sole discretion, may allow. The Board or Committees may restrict the forms of payment permitted in connection with any option grant. Any permitted promissory note shall be due and payable not more than five years after the option is granted, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest under the Code. The Board has the authority to permit or require the optionee to secure any promissory note used to exercise an option with the shares of stock acquired on exercise of the option and/or with other collateral acceptable to the Company. Optionees may elect to have shares withheld upon exercise to satisfy tax withholding obligations.

    TRANSFER OF CONTROL. The following corporate transactions may be deemed a "Transfer of Control" of the Company, if, after such corporate transaction, the shareholders of the Company before the corporate transaction do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such corporate transaction or in which the Company is not the surviving corporation: (i) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company; (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiary corporations of the Company); or (iv) a liquidation or dissolution of the Company. Upon a Transfer of Control, if an employee is terminated within twelve months thereafter due to (i) constructive termination, or (ii) any reason other than termination for cause, the exercise period will be extended to twelve months from termination and he/she will be given credit for an additional twelve months of vesting.

    CHANGE IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares or recapitalization, appropriate adjustment will be made to the share reserve of the Option Plan and the number of shares and price per share of the Common Stock subject to outstanding options.

    AMENDMENTS. The Committees have the authority, at any time and from time to time, with the consent of the affected optionees, to amend, terminate, or cancel any outstanding option. The Board of Directors may terminate or amend the Option Plan at any time, but, without the approval of the Company's shareholders, the Board of Directors may not amend the Option Plan to increase the number of shares available for grant, or to change the class of persons eligible to receive incentive stock options under the Option Plan. Unless subsequently modified, the Option Plan will terminate on December 17, 2004.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN

    The following summary is intended only as a general guide as to the federal income tax consequences under current law of options granted pursuant to the Option Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. For example, special tax rules apply to affiliates of the Company, or if shares acquired on the exercise of the option are subject to repurchase rights in favor of the Company.

    INCENTIVE STOCK OPTIONS. Options designated as incentive stock options are intended to satisfy the requirements of the provisions of Section 422 of the Code. An optionee recognizes no taxable income as the result of the grant or exercise of such an option.

    For optionees who do not dispose of their shares within two years following the date the option was granted and within one year following the transfer of the shares acquired upon exercise of the option, the gain on sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as capital gain. If an optionee disposes of shares within two years from the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the option exercise price and the fair market value of the shares on the date of exercise, or the option exercise price and the sale price, whichever is less, will be taxed as ordinary income at the time of disposition. Any additional gain and any loss upon the disqualifying disposition will constitute a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. In the event of a Same Day Sale of the option, the difference between the option exercise price and sale price will be taxed as ordinary income. Any ordinary income recognized by the optionee upon a disqualifying disposition of stock should be deductible by the Company for federal income tax purposes.

    Any excess of the fair market value of the shares acquired on the exercise of an incentive stock option over the option exercise price is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Such excess is measured on the determination date (which is generally the date of exercise). Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    NONQUALIFIED STOCK OPTIONS. Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income on the excess of the fair market value on the date of exercise over the option exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months. In the event of a Same Day Sale of the option, the optionee recognizes ordinary income on the difference between the option exercise price and the sale price. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired upon exercise of the option. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the nonqualified stock option.

                                 PROPOSAL FOUR
                                APPROVAL OF THE
                       1997 EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors and the shareholders approved the adoption of the 1988 Employee Stock Purchase Plan (the "Old Plan") in December 1987 and April 1988, respectively. The Old Plan qualifies as an "employee stock purchase plan" under Section 423 of the Code.

    The Old Plan will terminate December 1997. Thereafter, no further offers may be made under the Old Plan. An aggregate of 4,000,000 shares of the Company's Common Stock is currently reserved for issuance under the Old Plan. On December 18, 1996, subject to shareholder approval, the Company's Board of Directors adopted the 1997 Employee Stock Purchase Plan (the "New Plan") and related purchase plan agreements, in contemplation of the Old Plan terminating December 1997. The New Plan includes an increase in the share reserve by 3,000,000 shares, from 4,000,000 shares to 7,000,000 shares. The Board of Directors believes that the availability of an adequate number of shares in the share reserve of the New Plan is an important factor in attracting, motivating and retaining qualified officers and employees essential to the success of the Company.

    THE BOARD ADOPTED THE NEW PLAN AND INCREASED THE SHARES RESERVE UNDER THE NEW PLAN, SUBJECT TO SHAREHOLDER APPROVAL, IN CONTEMPLATION OF USING THESE SHARES FOR PARTICIPANT STOCK PURCHASES OVER A THREE-YEAR PERIOD. IN LIGHT OF HISTORICAL USAGE AND EXPECTED FUTURE PARTICIPANT PURCHASES, THE COMPANY EXPECTS THAT THE 3,000,000 SHARES INCREASE WILL BE ADEQUATE TO MEET THESE FORESEEABLE REQUIREMENTS.

    The Company intends to register the 3,000,000 shares increase on Form S-8 under the Securities Act of 1933 as soon as is practicable after receiving shareholder approval.

    The following summary of the New Plan is qualified in its entirety by the specific language of the New Plan, a copy of which will be made available to any shareholder upon written request.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF 1997 EMPLOYEE STOCK PURCHASE PLAN TERMS

    GENERAL. The balance of the 4,000,000 shares of the Company's Common Stock currently reserved for issuance under the Old Plan will be carried over to the New Plan. The aggregate number of shares authorized for issuance will be 7,000,000, i.e., the sum of the 4,000,000 shares currently authorized under the Old Plan and the additional 3,000,000 shares as approved by the Board of Directors and the shareholders. This aggregate shares reserve will be available for purchases under the Old Plan offerings that commenced prior to the effect date of the New Plan, as well as offerings under the New Plan. The provisions of the Old Plan will continue to govern the terms of offerings that commence prior to the effective date of the New Plan.

    Pursuant to the Code, the New Plan does not have a termination date, and will remain in effect until the earlier of its termination by the Board of Directors or the date on which all of the shares of stock available for issuance under the New Plan have been issued.

    ELIGIBILITY. Any employee of the Company, or any of its subsidiaries, is eligible to participate in the New Plan as long as the employee (i) has been continuously employed by the Company from the first business day of the third month immediately preceding the offering date of the offering period in which the employee seeks to participate until such offering date, (ii) is customarily employed by the Company for at least five months in any calendar year, and (iii) for at least twenty hours per week. No employee shall be granted a right to purchase shares under the New Plan if, immediately after such grant, such employee would own or hold options to purchase stock of the Company or of any parent corporation or subsidiary corporation possessing five percent or more of the total combined voting power or value of all classes of stock of such corporation. As of December 31, 1996, 2,134 non-executive officer employees and eleven executive officers were eligible to participate in the Old Pan.

    PURCHASE OF SHARES. The New Plan permits eligible employees to purchase shares of Common Stock of the Company through payroll withholding. Each offering period under the New Plan is 24 months and is divided into four consecutive six month purchase periods. At the end of each purchase period, shares are issued based on payroll deductions accumulated during that period not to exceed 25% of the employee's compensation. The purchase price per share at which the shares of the Company's Common Stock are sold under the New Plan generally will be equal to 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the offering, or (ii) the last day of the purchase period. No participant may purchase more than 5,000 shares of the Company's Common Stock in any offering, or shares having a fair market value exceeding $25,000 in any calendar year. A participant may withdraw from an offering at any time without affecting his/her eligibility to participate in future offerings. If the fair market value of the shares at the end of a purchase period of an offering (other than the final purchase period of any offering) is less than the fair market value of the shares on the first day of such offering, then every participant in the offering will automatically (i) be withdrawn from the offering at the close of such purchase period and after the acquisition of shares, and (ii) be enrolled in the offering commencing on the first business day subsequent to such purchase period.

    ADMINISTRATION. The New Plan is administered by the Board of Directors or a committee appointed by the Board of Directors. As of December 31, 1996, a total of 3,300,904 shares had been purchased under the Old Plan and 699,096 shares remained available for purchase. The closing market price for the Company Common
Stock on January 28, 1997 was [      ].

    AMENDMENTS. The Board may at any time amend or terminate the New Plan, except that shareholder approval is required to increase the number of shares authorized for issuance under the New Plan. As in the Old Plan, the New Plan does permit the Board to designate certain affiliated corporations whose employees may participate without shareholder approval. In addition, except as required by law or regulation, no amendment to the New Plan may adversely affect the purchase rights previously granted a participant under the Old Plan or the New Plan without such participant's consent.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE NEW PLAN

    The following summary is intended only as a general guide as to the federal income tax consequences under current law of options granted pursuant to the New Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

    A participant recognizes no taxable income either as a result of commencing to participate in the New Plan or purchasing shares of the Company's Common Stock under the terms of the New Plan.

    If a participant disposes of shares purchased under the New Plan within two years from the first day of the applicable offering period or within one year from the date of purchase (which is the last day of a purchase period) (a "disqualifying disposition"), the participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months, otherwise it will be short-term.

    If the participant disposes of shares purchased under the New Plan at least two years after the first day of the applicable offering period and at least one year after the date of purchase, the participant will recognize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or
(ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

    The Company will be entitled to a deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed to the Company.

    As the number of shares to be purchased under the New Plan are not determinable, the following table shows the number of shares purchased under the Old Plan for the offering period which ended December 31, 1996. Other than the December 31, 1996 purchases, there are no purchases to report from the date of Board approval of the New Plan to date under the Old Plan. Future purchases under the New Plan are not determinable at this time.

                                 PLAN BENEFITS

                                                                          DOLLAR VALUE        NUMBER OF SHARES
NAME AND POSITION                                                              ($)        PURCHASED UNDER OLD PLAN
-----------------------------------------------------------------------  ---------------  ------------------------
John E. Warnock .......................................................   $      30,314                 845
 Chairman of the Board and Chief Executive Officer
Charles M. Geschke ....................................................   $      30,314                 845
 President and Director
David B. Pratt ........................................................   $      30,314                 845
 Executive Vice President and Chief Operating Officer
Robert A. Roblin ......................................................             -0-                 -0-
 Senior Vice President Marketing
Derek J. Gray .........................................................             -0-                 -0-
 Senior Vice President and General Manager, Adobe Systems Europe
Stephen A. MacDonald ..................................................             -0-                 -0-
 former Senior Vice President and Chief Operating Officer
M. Bruce Nakao ........................................................   $      27,983                 780
 former Senior Vice President, Finance and Administration, Chief
 Financial Officer
Executive Officer Group................................................   $     216,834               6,016
Non-Employee Director Group............................................   $         -0-                 -0-
Non-Executive Officer Employee Group...................................   $  20,030,376             548,652

                                 PROPOSAL FIVE
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP ("KPMG") as the independent public accountants for the Company for fiscal 1997, and recommends that the shareholders vote for ratification of such appointment. Shareholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's By-Laws or otherwise. However, the Board is submitting the selection of KPMG for shareholder ratification as a matter of good corporate practice. KPMG has audited the Company's financial statements since 1983. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. A representative of KPMG is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and be available to respond to appropriate questions.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

          SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

    Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than November 3, 1997 in order to be included in the proxy statement and proxy relating to that annual meeting. Shareholders are also advised to review the Company's By-Laws, which contain additional requirements with respect to advance notice of shareholder proposals.

                                          By Order of the Board of Directors

                                          Colleen M. Pouliot

                                          VICE PRESIDENT, GENERAL COUNSEL &
                                          SECRETARY

San Jose, California

February 27, 1997

                                   EXHIBIT A
                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger
Agreement") is made as of             , 1997, by and between ADOBE SYSTEMS
INCORPORATED, a California corporation ("Adobe California"), and ADOBE (DELAWARE) INCORPORATED, a Delaware corporation ("Adobe Delaware"). Adobe California and Adobe Delaware are sometimes referred to as the "Constituent Corporations."

    The authorized capital stock of Adobe California consists of two hundred million (200,000,000) shares of Common Stock, no par value, and two million (2,000,000) shares of Preferred Stock, no par value. The authorized capital stock of Adobe Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of two hundred million (200,000,000) shares of Common Stock, no par value, and two million (2,000,000) shares of Preferred Stock, no par value.

    The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Adobe California merge into Adobe Delaware upon the terms and conditions herein provided.

    NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Adobe California shall merge into Adobe Delaware on the following terms, conditions and other provisions:

I.  TERMS AND CONDITIONS.

    1.1 MERGER. Adobe California shall be merged with and into Adobe Delaware (the "Merger"), and Adobe Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

    1.2 NAME CHANGE. On the Effective Date, the name of Adobe Delaware shall be Adobe Systems Incorporated.

    1.3 SUCCESSION. On the Effective Date, Adobe Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Adobe California, except insofar as it may be continued by operation of law, shall be terminated and cease.

    1.4 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving

Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

    1.5 COMMON STOCK OF ADOBE CALIFORNIA AND ADOBE DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, each share of Common Stock of Adobe California issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of the Common Stock of Adobe Delaware and each share of Common Stock of Adobe Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

    1.6 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of Adobe California shall be deemed for all purposes to evidence ownership of and to represent the shares of Adobe Delaware into which the shares of Adobe California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Adobe Delaware evidenced by such outstanding certificate as above provided.

    1.7 OPTIONS. On the Effective Date, the Surviving Corporation will assume and continue Adobe California's [Stock Option Plan, Restricted Stock Option Plan and 1996 Outside Directors Stock Option Plan] and the outstanding and unexercised portions of all options to purchase Common Stock of Adobe California, including without limitation all options outstanding under such stock plans and any other outstanding options, shall be converted into options of Adobe Delaware, such that an option for one (1) share of Adobe California shall be converted into an option for one (1) share of Adobe Delaware, with no change in the exercise price of the Adobe Delaware option. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, Adobe Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of Adobe California with respect thereto.

    1.8 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of Adobe California under any and all employee benefit plans in effect as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of Adobe Delaware Common Stock with respect to each such employee benefit plan as is proportional to the number of shares of Adobe California Common Stock (if any) so reserved on the Effective Date.

II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

    2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Adobe Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, except that Article I of the Certificate of Incorporation and Bylaws of the Surviving Corporation shall, effective upon the filing of this Merger Agreement with the Secretary of State of the State of Delaware, be amended to read in its entirety as follows: "The name of this corporation is Adobe Systems Incorporated."

    2.2 DIRECTORS. The directors of Adobe California immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

    2.3 OFFICERS. The officers of Adobe California immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

III.  MISCELLANEOUS.

    3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Adobe California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Adobe California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Adobe California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    3.2 AMENDMENT. At any time before or after approval by the shareholders of Adobe California, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Adobe California, the principal terms may not be amended without the further approval of the shareholders of Adobe California) as may be determined in the judgment of the respective Board of Directors of Adobe Delaware and Adobe California to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

    3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

        (a) the Merger shall have been approved by the shareholders of Adobe California in accordance with applicable provisions of the General Corporation Law of the State of California; and

        (b) Adobe California, as sole stockholder of Adobe Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

        (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Adobe California to be material to consummation of the Merger shall have been obtained.

    3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Adobe California or Adobe Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Adobe California or Adobe Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Adobe California and Adobe Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Adobe California shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

    3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

    IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Adobe California and Adobe Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                          ADOBE SYSTEMS INCORPORATED
                                          A California corporation
                                          By ___________________________________

                                                     John E. Warnock
                                                  CHAIRMAN OF THE BOARD
                                               AND CHIEF EXECUTIVE OFFICER

ATTEST:

______________________________________
          Colleen M. Pouliot
   VICE PRESIDENT, GENERAL COUNSEL
             & SECRETARY

                                          ADOBE (DELAWARE) INCORPORATED
                                          A Delaware corporation
                                          By ___________________________________

                                                     John E. Warnock
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

ATTEST:

______________________________________
          Colleen M. Pouliot
   VICE PRESIDENT, GENERAL COUNSEL
             & SECRETARY

                                   EXHIBIT B
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ADOBE (DELAWARE) INCORPORATED

    The undersigned, a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                       I.

    The name of this corporation is Adobe (Delaware) Incorporated.

                                      II.

    The address of the registered office of the corporation in the State of
Delaware is                   , City of                   , County of         ,
and the name of the registered agent of the corporation in the State of Delaware
at such address is the          .

                                      III.

    The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

    A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is two hundred two million (202,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock and two million (2,000,000) shares shall be Preferred Stock. All the shares of Common Stock and Preferred Stock shall be without par value.

    B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                       V.

    For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

    A.

    (1) The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

    (2) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into two classes designated as Class I and Class II, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following November 30, 1997, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of two years. At the second annual meeting of stockholders following November 30, 1997, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of two years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of two years to succeed the directors of the class whose terms expire at such annual meeting.

    Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

    (3) Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

    (4) Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

    B.

    (1) Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of a majority of the voting power of all of the then outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend or repeal the Bylaws.

    (2) The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

    (3) No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws.

    (4) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of the shares entitled to cast not less that ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

    (5) Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                      VI.

    A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

    A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

    B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

                                     VIII.

    The name and the mailing address of the Sole Incorporator are as follows:

NAME                               MAILING ADDRESS

A. PAUL RIMAS                      Cooley Godward LLP
                                   Five Palo Alto Square
                                   3000 El Camino Real
                                   Palo Alto, CA 94306-2155

    IN WITNESS WHEREOF, this Certificate has been subscribed this     day of
            , 199 by the undersigned who affirms that the statements made herein are true and correct.

                                          ______________________________________
                                          A. PAUL RIMAS
                                          Sole Incorporator

                                   EXHIBIT C
                                     BYLAWS
                                       OF
                         ADOBE (DELAWARE) INCORPORATED

                               TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 -----
ARTICLE I          OFFICES..................................................................................           1

Section 1.         Registered Office........................................................................           1
Section 2.         Other Offices............................................................................           1

ARTICLE II         CORPORATE SEAL...........................................................................           1
Section 3.         Corporate Seal...........................................................................           1

ARTICLE III        STOCKHOLDERS' MEETINGS...................................................................           1
Section 4.         Place of Meetings........................................................................           1
Section 5.         Annual Meeting...........................................................................           1
Section 6.         Special Meetings.........................................................................           3
Section 7.         Notice of Meetings.......................................................................           3
Section 8.         Quorum...................................................................................           3
Section 9.         Adjournment and Notice of Adjourned Meetings.............................................           4
Section 10.        Voting Rights............................................................................           4
Section 11.        Joint Owners of Stock....................................................................           4
Section 12.        List of Stockholders.....................................................................           4
Section 13.        Action Without Meeting...................................................................           4
Section 14.        Organization.............................................................................           4

ARTICLE IV         DIRECTORS................................................................................           5
Section 15.        Number and Term of Office................................................................           5
Section 16.        Powers...................................................................................           5
Section 17.        Classes of Directors.....................................................................           5
Section 18.        Vacancies................................................................................           5
Section 19.        Resignation..............................................................................           6
Section 20.        Removal..................................................................................           6
Section 21.        Meetings.................................................................................           6
      (a)          Annual Meetings..........................................................................           6
      (b)          Regular Meetings.........................................................................           6
      (c)          Special Meetings.........................................................................           6
      (d)          Telephone Meetings.......................................................................           6
      (e)          Notice of Meetings.......................................................................           6
      (f)          Waiver of Notice.........................................................................           6
Section 22.        Quorum and Voting........................................................................           7
Section 23.        Action Without Meeting...................................................................           7
Section 24.        Fees and Compensation....................................................................           7
Section 25.        Committees...............................................................................           7
      (a)          Executive Committee......................................................................           7
      (b)          Other Committees.........................................................................           7
      (c)          Term.....................................................................................           8
      (d)          Meetings.................................................................................           8
Section 26.        Organization.............................................................................           8

                                                                                                                 PAGE
                                                                                                                 -----
ARTICLE V          OFFICERS.................................................................................           8
Section 27.        Officers Designated......................................................................           8
Section 28.        Tenure and Duties of Officers............................................................           9
      (a)          General..................................................................................           9
      (b)          Duties of Chairman of the Board of Directors.............................................           9
      (c)          Duties of Chief Executive Officer........................................................           9
      (d)          Duties of President......................................................................           9
      (e)          Duties of Vice Presidents................................................................           9
      (f)          Duties of Secretary......................................................................           9
      (g)          Duties of Chief Financial Officer........................................................           9
Section 29.        Delegation of Authority..................................................................          10
Section 30.        Resignations.............................................................................          10
Section 31.        Removal..................................................................................          10
ARTICLE VI         EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION.....          10
Section 32.        Execution of Corporate Instruments.......................................................          10
Section 33.        Voting of Securities Owned by the Corporation............................................          10
ARTICLE VII        SHARES OF STOCK..........................................................................          11
Section 34.        Form and Execution of Certificates.......................................................          11
Section 35.        Lost Certificates........................................................................          11
Section 36.        Transfers................................................................................          11
Section 37.        Fixing Record Dates......................................................................          11
Section 38.        Registered Stockholders..................................................................          12

ARTICLE VIII       OTHER SECURITIES OF THE CORPORATION......................................................          12
Section 39.        Execution of Other Securities............................................................          12

ARTICLE IX         DIVIDENDS................................................................................          12
Section 40.        Declaration of Dividends.................................................................          12
Section 41.        Dividend Reserve.........................................................................          12

ARTICLE X          FISCAL YEAR..............................................................................          13
Section 42.        Fiscal Year..............................................................................          13

ARTICLE XI         INDEMNIFICATION..........................................................................          13
Section 43.        Indemnification of Directors, Executive Officers, Other Officers, Employees and Other              13
                     Agents.................................................................................
      (a)          Directors and Executive Officers.........................................................          13
      (b)          Other Officers, Employees and Other Agents...............................................          13
      (c)          Expenses.................................................................................          13
      (d)          Enforcement..............................................................................          13
      (e)          Non-Exclusivity of Rights................................................................          14
      (f)          Survival of Rights.......................................................................          14
      (g)          Insurance................................................................................          14
      (h)          Amendments...............................................................................          14
      (i)          Saving Clause............................................................................          14
      (j)          Certain Definitions......................................................................          14

                                                                                                                 PAGE
                                                                                                                 -----
ARTICLE XII        NOTICES..................................................................................          15
Section 44.        Notices..................................................................................          15
      (a)          Notice to Stockholders...................................................................          15
      (b)          Notice to Directors......................................................................          15
      (c)          Affidavit of Mailing.....................................................................          15
      (d)          Time Notices Deemed Given................................................................          15
      (e)          Methods of Notice........................................................................          15
      (f)          Failure to Receive Notice................................................................          16
      (g)          Notice to Person with Whom Communication Is Unlawful.....................................          16
      (h)          Notice to Person with Undeliverable Address..............................................          16

ARTICLE XIII       AMENDMENTS...............................................................................          16
Section 45.        Amendments...............................................................................          16

ARTICLE XIV        LOANS TO OFFICERS........................................................................          16
Section 46.        Loans to Officers........................................................................          16

ARTICLE XV         MISCELLANEOUS............................................................................          17
Section 47.        Annual Report............................................................................          17

                                     BYLAWS
                                       OF
                           ADOBE SYSTEMS INCORPORATED

                                   ARTICLE I
                                    OFFICES

    SECTION 1.  REGISTERED OFFICE.  The registered office of the corporation in
the State of Delaware shall be in the City of            , County of
            .

    SECTION 2. OTHER OFFICES. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                 CORPORATE SEAL

    SECTION 3. CORPORATE SEAL. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III
                             STOCKHOLDERS' MEETINGS

    SECTION 4. PLACE OF MEETINGS. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

    SECTION 5.  ANNUAL MEETING.

    (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

    (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; PROVIDED, HOWEVER, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy
(70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and
(v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

    (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

    (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

    SECTION 6.  SPECIAL MEETINGS.

    (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

    (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty
(60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

    SECTION 7. NOTICE OF MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

    SECTION 8. QUORUM. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; PROVIDED, HOWEVER, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

    SECTION 9. ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    SECTION 10. VOTING RIGHTS. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

    SECTION 11. JOINT OWNERS OF STOCK. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

    SECTION 12. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

    SECTION 13. ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

    SECTION 14.  ORGANIZATION.

    (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

    (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV
                                   DIRECTORS

    SECTION 15. NUMBER AND TERM OF OFFICE. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

    SECTION 16. POWERS. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

    SECTION 17. CLASSES OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into two classes designated as Class I and Class II, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following November 30, 1997, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of two years. At the second annual meeting of stockholders following November 30, 19997, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of two years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of two years to succeed the directors of the class whose terms expire at such annual meeting.

    Notwithstanding the foregoing provisions of this Section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

    SECTION 18. VACANCIES. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

    SECTION 19. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

    SECTION 20. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

    SECTION 21.  MEETINGS.

    (A) ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and may be at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

    (B) REGULAR MEETINGS. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

    (C) SPECIAL MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

    (D) TELEPHONE MEETINGS. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

    (E) NOTICE OF MEETINGS. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, electronic mail, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

    (F) WAIVER OF NOTICE. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

    SECTION 22.  QUORUM AND VOTING.

    (A) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; PROVIDED, HOWEVER, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

    (B) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

    SECTION 23. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    SECTION 24. FEES AND COMPENSATION. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

    SECTION 25.  COMMITTEES.

    (A) EXECUTIVE COMMITTEE. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

    (B) OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

    (C) TERM. Each member of a committee of the Board of Directors shall serve at the pleasure of the Board of Directors and until his or her successors shall have been duly elected, unless sooner removed. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

    (D) MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

    SECTION 26. ORGANIZATION. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V
                                    OFFICERS

    SECTION 27. OFFICERS DESIGNATED. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, and the Chief Financial Officer, all of whom shall be appointed at the annual organizational meeting of the Board of Directors. The Board of Directors (or if so empowered in accordance with this Section 27) may also appoint other officers and agents with such powers and duties as it shall deem necessary. Notwithstanding the foregoing, the Board of Directors may empower the Chief Executive Officer of the corporation to appoint such officers, other than Chairman of the Board, President, Secretary or Chief Financial Officer, as the business of the corporation may require. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or a designated committee of the Board of Directors.

    SECTION 28.  TENURE AND DUTIES OF OFFICERS.

    (A) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

    (B) DUTIES OF CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer or President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

    (C) DUTIES OF CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there by such an officer, the Chief Executive Officer shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He or she shall preside at all meetings of the stockholders and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have other powers and duties as may be prescribed by the Board of Directors.

    (D) DUTIES OF PRESIDENT. In the absence or disability of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so acting, shall have all the powers of, and be subject to all of the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for the President by the board of Directors or the Chief Executive Officer.

    (E) DUTIES OF VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Chief Executive Officer or the President.

    (F) DUTIES OF SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board of Directors, committees of the Board, and stockholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these Bylaws or the Delaware General Corporation Law. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the corporation's transfer agent or registrar, a record of its stockholders, giving the name and addresses of all stockholders and the number and class of shares held by each. The Secretary shall give or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.

    (G) DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form. The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse all funds of the corporation as may be ordered by the Board of Directors, shall render to the President, Chief Executive Officer and Directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.

    SECTION 29. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

    SECTION 30. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

    SECTION 31. REMOVAL. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                 EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

    SECTION 32. EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

    Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, or the President, Chief Financial Officer or any Vice President. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

    All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

    Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    SECTION 33. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII
                                SHARES OF STOCK

    SECTION 34. FORM AND EXECUTION OF CERTIFICATES. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, the Chief Executive Officer, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

    SECTION 35. LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

    SECTION 36.  TRANSFERS.

    (A) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

    (B) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

    SECTION 37.  FIXING RECORD DATES.

    (A) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjourned meeting.

    SECTION 38. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII
                      OTHER SECURITIES OF THE CORPORATION

    SECTION 39. EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; PROVIDED, HOWEVER, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                   DIVIDENDS

    SECTION 40. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

    SECTION 41. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X
                                  FISCAL YEAR

    SECTION 42. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI
                                INDEMNIFICATION

    SECTION 43. INDEMNIFICATION OF DIRECTORS, EXECUTIVE OFFICERS, OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS.

    (A) DIRECTORS AND EXECUTIVE OFFICERS. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law; PROVIDED, HOWEVER, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, PROVIDED, FURTHER, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

    (B) OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

    (C) EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

    Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

    (D) ENFORCEMENT. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

    (E) NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

    (F) SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    (G) INSURANCE. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

    (H) AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

    (I) SAVING CLAUSE. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

    (J) CERTAIN DEFINITIONS. For the purposes of this Bylaw, the following definitions shall apply:

        (I) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settle-ment, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

        (II) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

        (III) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

        (IV) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

        (V) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII
                                    NOTICES

    SECTION 44.  NOTICES.

    (A) NOTICE TO STOCKHOLDERS. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

    (B) NOTICE TO DIRECTORS. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

    (C) AFFIDAVIT OF MAILING. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

    (D) TIME NOTICES DEEMED GIVEN. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

    (E) METHODS OF NOTICE. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

    (F) FAILURE TO RECEIVE NOTICE. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

    (G) NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

    (H) NOTICE TO PERSON WITH UNDELIVERABLE ADDRESS. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII
                                   AMENDMENTS

    SECTION 45. AMENDMENTS. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal the Bylaws.

                                  ARTICLE XIV
                               LOANS TO OFFICERS

    SECTION 46. LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE XV
                                 MISCELLANEOUS

    SECTION 47.  ANNUAL REPORT.

    (A) Subject to the provisions of paragraph (b) of this Bylaw, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants, or if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation.

    When there are more than one hundred (100) stockholders of record of the corporation's shares, as determined by Section 605 of the California Corporations Code, additional information as required by Section 1501(b) of the California Corporations Code shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the 1934 Act, that Act shall take precedence. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

    (B) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                                   EXHIBIT D
                              INDEMNITY AGREEMENT

    THIS AGREEMENT is made and entered into this     day of          , 1996 by
and between ADOBE (DELAWARE) INCORPORATED, a Delaware corporation (the
"Corporation"), and             ("Agent").

                                    RECITALS

    WHEREAS, Agent performs a valuable service to the Corporation in his/her
capacity as                of the Corporation;

    WHEREAS, the stockholders of the Corporation have adopted bylaws (the "Bylaws") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Code");

    WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

    WHEREAS, in order to induce Agent to continue to serve as             of the
Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

    NOW, THEREFORE, in consideration of Agent's continued service as after the date hereof, the parties hereto agree as follows:

                                   AGREEMENT

    1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

    2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment).

    3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

        (A) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

        (B) otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Code and Section 43 of the Bylaws.

    4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

        (A) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

        (B) on account of Agent's conduct that was knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

        (C) on account of Agent's conduct that constituted a breach of Agent's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Agent was not legally entitled;

        (D) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

        (E) if indemnification is not lawful (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

        (F) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

    5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

    6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

    7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corporation of the commencement thereof:

        (A) the Corporation will be entitled to participate therein at its own expense;

        (B) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded that there is a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

        (C) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

    8. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

    9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

    10. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

    11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

    12.  SURVIVAL OF RIGHTS.

    (A) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

    (B) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

    13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.

    14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

    15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

    16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

    17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

    18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

        (A) If to Agent, at the address indicated on the signature page hereof.

        (B)If to the Corporation, to
           Adobe
           345 Park Avenue
           San Jose, CA 9

or to such other address as may have been furnished to Agent by the Corporation.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                          ADOBE (DELAWARE) INCORPORATED
                                          By: __________________________________
                                          Title: _______________________________
                                          AGENT
                                          ______________________________________
                                          Address:
                                          ______________________________________
                                          ______________________________________

PROXY                                                    PROXY

ADOBE SYSTEMS INCORPORATED
Proxy for Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Warnock and Charles Geschke, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Adobe Systems Incorporated (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at [_________________], [______________], California [_________] on Wednesday, April 9, 1997 at 1:30
p.m., local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 through 6. Whether or not you are able to attend the meeting, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (Continued and to be signed on reverse side)

A vote FOR the following proposals is recommended by the Board of Directors:

1. Election of the four (4) Class II directors proposed in the accompanying Proxy Statement to serve for a two-year term. (INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through the nominee s name in the list below.)

John E. Warnock;                   Gene P. Carter;
Robert Sedgewick;                   William J. Spencer

For     Withheld        For All Except

2. Approval of the reincorporation of the Company in the State of Delaware.

For     Against         Abstain

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ADDITIONAL COPY

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3. Approval of an increase in the share reserve of the 1994 Stock Option Plan by 5,600,000 shares, and to further amend the Plan to decrease the option term from ten years to eight years.

For     Against          Abstain

4. Approval of the 1997 Employee Stock Purchase Plan.

For     Against          Abstain

5. Ratification of the appointment of KPMG Peat Marwick as the Company's independent public accountants for the next fiscal year.

For     Against          Abstain

6. Transacting of such other business as may properly come before the meeting or any adjournment or postponement thereof.

For     Against          Abstain

Dated                                                                  , 1997
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Signature

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their full title. Please date the Proxy.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY